PERKINS DISCOVERY FUND

a series of
Professionally Managed Portfolios

730 East Lake Street
Wayzata, Minnesota 55391

Supplement dated August 16, 2012
To the Fund’s Prospectus dated July 29, 2012

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On August 14th, 2012 the Board of Trustees of Professionally Managed Portfolios (the “Trust”) voted to approve an Agreement and Plan of Reorganization whereby the Perkins Discovery Fund (the “Fund”) would reorganize out of the Trust and into a newly created series (the “New Fund”) of the same name of the World Funds Trust (the “Reorganization”).  The Reorganization would be structured as a tax-free reorganization for federal tax purposes.

The Fund and the New Fund will have the same investment objective, investment strategies and investment policies.  The fees and expenses of the Fund are not expected to increase as a result of the Reorganization.  The Fund’s and the New Fund’s investment adviser and portfolio managers will also remain the same.  However, service providers to the New Fund would be different that those currently utilized by the Fund.  The Fund would have a new administrator, transfer agent, distributor, custodian, independent registered public accounting firm and legal counsel and will be under the supervision of a different Board of Trustees.

In August, shareholders of the Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganization.  If approved, the Reorganization is anticipated to take effect on or about October 26, 2012.  The Reorganization must be approved by a vote of a majority of the outstanding shares of the Fund.  When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

Pending the shareholder vote on the proposed Reorganization, the Fund will suspend the imposition of its 1.00% redemption fee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE